Exhibit 24

                              EDISON INTERNATIONAL
                                POWER OF ATTORNEY

     The undersigned Edison International, a California corporation, and certain of its officers and/or directors, pursuant to the resolution entitled "Equity Compensation Plan" adopted February 19, 1998, by Edison International's Board of Directors (the "Resolution") approving the Edison International Equity Compensation Plan (the "Plan"), without in any way limiting the authority conferred in the Resolution, do each hereby constitute and appoint John E. Bryson, Bryant C. Danner, Alan J. Fohrer, Richard K. Bushey, Theodore F. Craver, Jr., Beverly P. Ryder, Kenneth S. Stewart, Mary C. Simpson, Paige W. R. White, Timothy W. Rogers, Bonnie J. Smith, Peggy A. Stern, Beverly K. Marshall, Douglas
G. Green and J. A. Bouknight, Jr., and/or any one of them, to act severally as attorney-in-fact, for and in their respective names, places and steads, to execute, sign, file or cause to be filed, at one time or from time to time, one or more Registration Statements on Form S-8 or other appropriate form and any and all exhibits, amendments and/or supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering not to exceed the aggregate maximum number of shares of Common Stock of said corporation authorized to be offered or awarded pursuant to the Plan.

      This Power of Attorney grants unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever necessary, appropriate or convenient as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

      Executed at Rosemead, California, as of this 19th day of February 1998.
                               EDISON INTERNATIONAL

                               By:      John E. Bryson
                                        ------------------------------------
                                        John E. Bryson
                                        Chairman of the Board and
                                        Chief Executive Officer
(Seal)


Attest:

Beverly P. Ryder
--------------------------------------
Beverly P. Ryder
Secretary









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Power of Attorney


Principal Executive Officer and Director:


John E. Bryson                            Chairman of the Board, Chief Executive
-------------------------------------       Officer and Director
John E. Bryson


Principal Financial Officer:

Alan J. Fohrer                            Executive Vice President and
-------------------------------------     Chief Financial Officer
Alan J. Fohrer



Controller and Principal Accounting Officer:

R. K. Bushey
------------------------------------      Vice President and Controller
R. K. Bushey


Directors:

Winston H. Chen                                                   Director
------------------------------------
Winston H. Chen


Warren Christopher                                                Director
------------------------------------
Warren Christopher


Stephen E. Frank                                                  Director
------------------------------------
Stephen E. Frank




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Camilla C. Frost                                                  Director
------------------------------------
Camilla C. Frost


Joan C. Hanley                                                    Director
------------------------------------
Joan C. Hanley


Carl F. Huntsinger                                                Director
-----------------------------------
Carl F. Huntsinger


Charles D. Miller                                                 Director
-----------------------------------
Charles D. Miller


Luis G. Nogales                                                   Director
-----------------------------------
Luis G. Nogales


Ronald L. Olson                                                   Director
----------------------------------
Ronald L. Olson


Joseph J. Pinola                                                  Director
---------------------------------
Joseph J. Pinola


James M. Rosser                                                   Director
--------------------------------
James M. Rosser


E. L. Shannon, Jr.                                                Director
--------------------------------
E. L. Shannon, Jr.


Robert H. Smith                                                   Director
--------------------------------
Robert H. Smith


Thomas C. Sutton                                                  Director
--------------------------------
Thomas C. Sutton


Daniel M. Tellep                                                  Director
-------------------------------
Daniel M. Tellep


James D. Watkins                                                  Director
-------------------------------
James D. Watkins


Edward Zapanta                                                    Director
-------------------------------
Edward Zapanta





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